Exhibit 99.2

January 10, 2018 Lance Tucker 13902 Fairway Lane, Goshen, KY 40026 Dear Lance: Congratulations!  I am pleased to confirm our offer to you for the position of Executive Vice President, Chief Financial Officer for Jack in the Box Inc. (the “Company”).  Subject to Board of Directors (the “Board”) approval, you will be designated as an officer of Jack in the Box Inc. Your anticipated start date of employment is Monday, March 19, 2018.  This offer is contingent upon completion of a positive background check.  Below please find the specifics of our offer regarding compensation, benefits, and terms of employment. Base Compensation – You will receive a bi-weekly salary of $22,115.39 which is equivalent to an annual salary of $575,000.00 Perquisite Allowance - As an officer, you will receive an annual cash perquisite allowance of $52,000, paid on a bi-weekly basis.  This allowance is intended to assist with expenses related to financial planning, and for the use of your personal automobile, cell phone, or other equipment for business purposes. Annual Incentive –  You are eligible to participate in the annual Performance Incentive Program for Jack in the Box executive management which is based on fiscal year performance.  Based on achievement of Company performance targets, the incentive potential for your position is 75% of base salary at target, up to a maximum of 150% of base salary, payable as a lump sum cash payment. To be a participant in the Program, you must be employed at the time of payment, and must be an active employee of the Company for six or more consecutive accounting periods (24 weeks) during the fiscal year.  Based on your start date, you will be eligible to receive a prorated incentive, if any, for Fiscal Year 2018 (which began on October 2, 2017, and ends on September 30, 2018). Long-Term Incentive - Subject to Board approval, you will be eligible to receive a long-term incentive stock grant at the next annual grant, anticipated to be in November/December 2018, with a current target value of $825,000 at grant.  The grant currently consists of 34% stock options (vesting 33% per year with a 7-year option life), 33% performance share units (PSU) (contingent on achievement of performance goals over a 3-fiscal year performance period), and 33% restricted stock units (RSU) (vesting 25% per year over 4 years), and are subject to the terms and provisions of the Jack in the Box Inc. 2004 Stock Incentive Plan and grant agreements.  Fifty-percent of net PSU and RSU shares are subject to a holding requirement until termination of service. One-Time New Hire Grant - Subject to Board approval, you will receive a one-time new hire grant of restricted stock units (RSU) with a grant date fair value of $400,000. The RSUs are subject to a three-year vesting schedule at 33% per year, with no holding requirement.  The grant will be made effective one full-week after your start date.

Deferred Compensation Programs – You are eligible to participate in the Company’s 401(k) plan (the “Easy$aver Plus Plan”).  The 401(k) plan is a tax-qualified savings plan in which you can defer a portion of your pay (salary and annual incentive). After one year of service, the Company will match 100% of your deferrals up to 4% of pay.  Deferrals in the 401(k) plan are subject to Internal Revenue Code (IRC) annual limits. You may also participate in the Executive Deferred Compensation Plan (EDCP) which is a non-qualified, pre-tax deferred compensation plan that allows for deferrals not subject to IRC limits. Health & Welfare Benefits – You are eligible to participate in the Jack in the Box health plans which includes medical, dental, and vision plans.  These plans are contributory on a pre-tax basis and provide several choices of coverage for you and your family.  Your health benefits eligibility date is the 1st day of the calendar month coincident with or following 30 days of service. The Company provides employer-paid term life insurance, and as an executive, you will receive an enhanced level with a total value life insurance equal to $770,000.  You may also elect to participate in other life and disability programs. Vacation/Sick Program - As an executive, you will not accrue vacation; you may take time off consistent with the needs of the business and the expectations of your leader.  You will accrue six days per year of sick time which may be carried over each year to a maximum of 60 days. Relocation - To support your move to San Diego, California, you will be contacted by Plus Relocation.  They will review our policy with you and coordinate your move.  Please note that our Relocation Policy specifies the applicable rules including situations where it may be necessary to repay a pro-rated amount of the relocation costs.  If you have any questions about the Relocation Policy, please contact Susan Pettijohn, our relocation manager, at (858) 571-2252.  We also suggest you consult with your personal tax advisor regarding relocation. All programs described in this offer letter are subject to the terms of provisions of the plans and are subject to change at the absolute discretion of the Company, and are not guaranteed in any way.  To the extent the terms of any plan or policy differ from what is in this letter, the plan or policy will determine the right and the amount of any benefits. Employment Conditions: This offer is contingent upon our receipt and verification of various pre-employment screening elements including, but not limited to: educational record as you have stated on your application and/or resume; background check results; and references.  You will be notified once we have successfully completed all components of the pre-employment process. Jack in the Box Inc. requires as a condition of employment that new employees agree to keep certain business information confidential, and also to submit most employment disputes to binding arbitration. As part of your orientation, you will be required to sign our Confidentiality Agreement and Dispute Resolution Agreement. You should also know that it is the policy of Jack in the Box Inc. that the employment relationship is one of “at will.”  This simply means that either party – you or the Company – may terminate the employment at any time, with or without cause.

Notice of Rights Pursuant to Section 7 of the Defend Trade Secrets Act (DTSA) – Notwithstanding any provisions in this agreement or company policy applicable to the unauthorized use or disclosure of trade secrets, you are hereby notified that, pursuant to Section 7of the DTSA, you cannot be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law.  You also may not be held so liable for such disclosures made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.  In addition, individuals who file a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Reporting to Governmental Agencies - Additionally, nothing in this Agreement prevents me from filing a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (“Government Agencies”).  I understand this Agreement does not limit my ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Orientation - You will receive via mail a New Hire Orientation packet. Please review and bring these completed employment forms with you on your start date, March 19, 2018.  Please arrive at the Corporate Support Center lobby located at 9330 Balboa Avenue at 8:30 am and inform the front desk that you are there for New Hire Orientation.  Your employment forms will be collected and your photo will be taken for your employee identification badge. è Please Note:  On your start date you will need to bring original documentation with you that will be used to complete section 2 of the form I9.  Your signature below will be your acknowledgement that you have read, understood and agree to the above information, including that you accept this offer to become an “at will” employee. Please sign and return this copy within 48 hours. Please contact Melissa Corrigan at 858-571-2473 should you have any questions. As discussed, upon your acceptance, we will touch base to coordinate public announcements of your hiring.  We look forward to welcoming you to the team.  Again, congratulations! Sincerely, Mark H Blankenship, Ph.D. Executive Vice President, Chief People, Culture & Corporate Strategy Officer Acknowledged by: Lance Tucker Date 1/11/2018